UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No. [ ])

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [  ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

PAX WORLD FUNDS SERIES TRUST I PAX WORLD FUNDS SERIES TRUST III
(Name of Registrant as Specified In Its Charter)

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PAX WORLD FUNDS SERIES TRUST I, on behalf of its series:

Pax Large Cap Fund	Pax MSCI International ESG Index Fund
Pax Mid Cap Fund	Pax Global Environmental Markets Fund
Pax Small Cap Fund	Pax Core Bond Fund
Pax ESG Beta Quality Fund (formerly Pax Growth Fund)	Pax High Yield Bond Fund
Pax ESG Beta Dividend Fund	Pax Balanced Fund

PAX WORLD FUNDS SERIES TRUST III, on behalf of its series:

Pax Ellevate Global Women’s Index Fund

30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

April 10, 2017

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Joint Special Meeting of Shareholders (the “Meeting”) of Pax World Funds Series Trust I (“Trust I”) and Pax World Funds Series Trust III (“Trust III” and, together with Trust I, the “Trusts”). The Meeting is scheduled for June 6, 2017. If you are a shareholder of record of a series of the Trusts (each, a “Fund” and collectively, the “Funds”) as of the close of business on March 17, 2017, you are entitled to vote at the Meeting and any adjournment of the Meeting.

At the Meeting:

•	Shareholders of each Trust will be asked to elect Trustees to the Trust’s Board. Seven nominees are currently Trustees of each Trust;

•
Shareholders of Pax Balanced Fund, Pax ESG Beta Quality Fund and Pax High Yield Bond Fund will be asked to approve a proposal to change the investment objective of such Funds from fundamental to non-fundamental;

•	Shareholders of all Funds will be asked to approve a proposal to amend the Funds’ fundamental investment restriction on lending; and

•
Shareholders of Trust I Funds and the only Trust III Fund, Pax Ellevate Global Women’s Index Fund, will be asked to approve a proposal to authorize Pax World Management LLC and Pax Ellevate Management LLC, respectively, to enter into and materially amend investment sub-advisory agreements, with the approval of the Board of Trustees (the “Board”), but without obtaining additional shareholder approval.

Your Board has unanimously approved each proposal and recommends that you vote “FOR” each proposal, and “FOR” each nominee, as described in the proxy statement.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by telephone, over the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods. If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

Thank you for your attention and consideration of these important proposals and for your investment in the Fund(s). If you need additional information, please call the Funds’ proxy solicitor, Computershare Inc., operating under the name of Computershare Fund Services (“Computershare”), toll-free at (866) 612-1829.

Sincerely yours,

/s/ JOSEPH F. KEEFE
Joseph F. Keefe
Chief Executive Officer Pax World Funds Series Trust I Pax World Funds Series Trust III

PROMPT EXECUTION AND RETURN OF YOUR PROXY CARD IS REQUESTED. INSTRUCTIONS ON HOW TO VOTE BY TELEPHONE OR OVER THE INTERNET ARE INCLUDED, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matters that require your vote as a shareholder of Pax World Funds Series Trust I (“Trust I”) and Pax World Funds Series Trust III (“Trust III” and, together with Trust I, the “Trusts”).

Questions & Answers

Q. In a nutshell, what am I being asked to approve?

A. You are being asked to approve two or four Proposals, depending on which Fund(s) you own.

First, shareholders of each Trust are being asked to elect Trustees to the Trust’s Board. References herein to the “Board” and members of the Board shall refer to the relevant Board, unless otherwise indicated. Seven nominees are currently Trustees of each Trust.

Second, shareholders of Pax Balanced Fund, Pax ESG Beta Quality Fund and Pax High Yield Bond Fund are being asked to approve a proposal to change the investment objective of such Funds from fundamental to non-fundamental. If approved, this change would enable the Board of Trustees (the “Board”) of Trust I, in the future, to further change each such Fund’s investment objective without the necessity of a shareholder vote. Non-fundamental policies may be changed only with the approval of the Board of a Fund. Pax World Management LLC, the investment adviser to the series (each a “Fund” and, collectively, the “Funds”) of Trust I (“PWM”), and the Board recommend this change to align the status of the objectives of the affected Funds with that of the objectives of other Pax World Funds. If the Board were to approve a change to a Fund’s non-fundamental investment objective in the future, shareholders would be notified and the prospectus of the applicable Fund would be modified accordingly. PWM has informed the Trust I Board that approval of this Proposal is not expected to affect the manner in which each such Fund’s investment program is being conducted at this time, as reflected in the Funds’ current prospectus and statement of additional information.

Third, shareholders of all Funds are being asked to approve a proposal to amend the Funds’ fundamental investment restriction on lending. The proposed amendment is intended to provide the Funds with additional flexibility on lending, while continuing to fully satisfy the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. The proposed amendment is designed to provide the Funds increased flexibility to respond to market, industry and regulatory changes. There is no current intention to change in any significant way the manner in which a Fund is managed if Proposal 3 is approved.

Fourth, shareholders of Trust I Funds and the only Trust III Fund, Pax Ellevate Global Women’s Index Fund, are being asked to approve a proposal to authorize PWM and Pax Ellevate Management LLC (“PEM” and, together with PWM, the “Advisers”), respectively, to enter into and materially amend investment sub-advisory agreements with sub-advisers that are not affiliated persons of the Advisers, with the approval of the Board, but without obtaining additional shareholder approval. Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval, but the Trusts and the Advisers have obtained an exemptive order of the Securities and Exchange Commission that permits the Advisers to do so, provided that the shareholders of the relevant Funds have authorized the Advisers to do so in reliance on that order. The Trustees believe that having the flexibility to select and contract with sub-advisers that are not affiliated persons of the Advisers without incurring the delay and expense involved with obtaining shareholder approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements is appropriate and in the best interest of shareholders of all Funds and will allow each Fund to operate more efficiently.

Q. How do the Trustees suggest that I vote?

A. After carefully reviewing each Proposal, the Trustees have determined that the Proposals are in the best interests of the shareholders of the applicable Funds. The Trustees recommend that you vote “FOR” the Proposals that apply to you, and “FOR” each nominee.

Q. Who is paying for the proxy solicitation and legal costs associated with this solicitation?

A. Each Fund will bear a portion of the costs of this solicitation. Expenses of the solicitation that are readily identifiable to a specific Fund will be applied to that Fund; expenses that are not readily identifiable to a specific Fund will be allocated as follows: half among the Funds pro rata based on assets, and half equally among the Funds.

Q. Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the Proposals can be acted upon. We encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card may help save the costs of any further solicitations.

Q. How do I place my vote?

A. You can vote in any one of four ways:

•	Over the Internet via the website listed on your proxy card;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

•	In person, by attending the Meeting.

We encourage you to vote, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q. If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the relevant Trust, as explained in the Proxy Statement; or (2) forwarding a later-dated proxy that is received by your Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card. This will help us ensure that holders of a sufficient number of shares are present for the Proposals to be considered.

Q. Whom should I call for additional information about this proxy statement?

A. We will be happy to answer your questions about this proxy solicitation. Please call Computershare, the Funds' proxy solicitor, at (866) 612-1829.  Representatives are available between 9:00 a.m. and 11:00 p.m., Eastern Time, Monday through Friday, and between 12:00 p.m. and 6:00 p.m., Eastern Time, Saturday.

PROMPT EXECUTION AND RETURN OF YOUR PROXY CARD IS REQUESTED. INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE ARE INCLUDED, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

PAX WORLD FUNDS SERIES TRUST I, on behalf of its series:

Pax Large Cap Fund	Pax MSCI International ESG Index Fund
Pax Mid Cap Fund	Pax Global Environmental Markets Fund
Pax Small Cap Fund	Pax Core Bond Fund
Pax ESG Beta Quality Fund (formerly Pax Growth Fund)	Pax High Yield Bond Fund
Pax ESG Beta Dividend Fund	Pax Balanced Fund

PAX WORLD FUNDS SERIES TRUST III, on behalf of its series:

Pax Ellevate Global Women’s Index Fund

30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
 TO BE HELD ON JUNE 6, 2017

To shareholders of series (each a “Fund” and together, the “Funds”) of Pax World Funds Series Trust I (“Trust I”) and Pax World Funds Series Trust III (“Trust III” and, together with Trust I, the “Trusts”):

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) will be held on June 6, 2017 at 10:00 A.M. Eastern Time, at the offices of the Trusts at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801.

The following is a list of proposals (each a “Proposal” and collectively, the “Proposals”) presented in the Proxy Statement:

Proposals:

1a.
For shareholders of Trust I Funds, to elect Adrian P. Anderson, Anne M. Goggin, Cynthia Hargadon, D’Anne Hurd, Joseph F. Keefe, John L. Liechty, Laurence A. Shadek and Nancy S. Taylor to serve as Trustees of Trust I.

1b.
For shareholders of Pax Ellevate Global Women’s Index Fund, the only series of Trust III, to elect Adrian P. Anderson, Anne M. Goggin, Cynthia Hargadon, D’Anne Hurd, Joseph F. Keefe, Sallie Krawcheck, John L. Liechty and Nancy S. Taylor to serve as Trustees of Trust III.

2.	For shareholders of Pax Balanced Fund, Pax ESG Beta Quality Fund and Pax High Yield Bond Fund, to approve the change in the investment objective of such Funds from fundamental to non-fundamental.

3.	For shareholders of all Funds, to approve an amendment to the Funds’ fundamental investment restriction on lending.

4.
For shareholders of Trust I Funds and  the only Trust III Fund, Pax Ellevate Global Women’s Index Fund, to authorize Pax World Management LLC and Pax Ellevate Management LLC, respectively, to enter into and materially amend investment sub-advisory agreements, with the approval of the Board of Trustees, but without obtaining additional shareholder approval.

5.	To transact such other business as may properly come before the Meeting and any adjournment thereof.

With respect to Proposal 1a and Proposal 1b, shareholders of Trust I Funds will vote together as a single class and shareholders of Pax Ellevate Global Women’s Index Fund will vote together as a single class, respectively. With respect to Proposals 2, 3 and 4, shareholders of a Fund will vote together as a single class.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record as of the close of business on March 17, 2017 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any adjournment of the Meeting.

Each of the Proposals is described in the Proxy Statement. Please read  it carefully.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment thereof.

The Trustees unanimously recommend that you vote “FOR” all of the Proposals and “FOR” each nominee.

By Order of the Board of Trustees

/s/ JOSEPH F. KEEFE
Joseph F. Keefe
Chief Executive Officer Pax World Funds Series Trust I Pax World Funds Series Trust III

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

TABLE OF CONTENTS

PROPOSAL 1. ELECTION OF TRUSTEES	3
PROPOSAL 2. APPROVAL OF CHANGE IN THE INVESTMENT OBJECTIVE OF CERTAIN FUNDS FROM FUNDAMENTAL TO NON-FUNDAMENTAL	11
PROPOSAL 3. APPROVAL OF AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTION ON LENDING	12
PROPOSAL 4. APPROVAL OF AUTHORIZATION FOR PWM AND PEM TO ENTER INTO AND MATERIALLY AMEND INVESTMENT SUB-ADVISORY AGREEMENTS, WITH THE APPROVAL OF THE BOARD, BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL	14
OTHER INFORMATION	16
EXHIBIT A – OUTSTANDING SHARES	A-1
EXHIBIT B – SIGNIFICANT SHAREHOLDERS	B-1
EXHIBIT C – GOVERNANCE AND COMPLIANCE COMMITTEE CHARTER	C-1

PAX WORLD FUNDS SERIES TRUST I, on behalf of its series:

Pax Large Cap Fund	Pax MSCI International ESG Index Fund
Pax Mid Cap Fund	Pax Global Environmental Markets Fund
Pax Small Cap Fund	Pax Core Bond Fund
Pax ESG Beta Quality Fund (formerly Pax Growth Fund)	Pax High Yield Bond Fund
Pax ESG Beta Dividend Fund	Pax Balanced Fund

PAX WORLD FUNDS SERIES TRUST III, on behalf of its series:

Pax Ellevate Global Women’s Index Fund

30 Penhallow Street, Suite 400
 Portsmouth, New Hampshire 03801

PROXY STATEMENT
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
JUNE 6, 2017

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of each of Pax World Funds Series Trust I (“Trust I”) and Pax World Funds Series Trust III (“Trust III” and, together with Trust I, the “Trusts”) for use at the joint special meeting of the shareholders of the series of each Trust (each a “Fund” and collectively, the “Funds”) (the “Meeting”) to be held on June 6, 2017 at 10:00 A.M. Eastern Time, at the offices of the Trusts at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of a Joint Special Meeting of Shareholders (the “Notice”). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about April 10, 2017. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of each Trust consider and take action upon the proposals listed in the Notice (each a “Proposal” and collectively, the “Proposals”). This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, Proposal 1 asks shareholders of each Trust to elect Trustees to the Trust’s Board. References herein to the “Board” and members of the Board shall refer to the relevant Board, unless otherwise indicated. Seven nominees are currently Trustees of each Trust. Proposal 2 asks shareholders of Pax Balanced Fund, Pax ESG Beta Quality Fund and Pax High Yield Bond Fund to approve a proposal to change the investment objective of such Funds from fundamental to non-fundamental. Pax World Management LLC, the investment adviser to the Trust I Funds (“PWM”), and the Board recommend this change to align the status of the objectives of the affected Funds with that of the objectives of other Pax World Funds. Proposal 3 asks shareholders of all Funds to approve a proposal to amend the Funds’ fundamental investment restriction on lending. The proposed amendment to the fundamental investment restriction is intended to provide the Funds increased flexibility to respond to market, industry and regulatory changes. PWM and Pax Ellevate Management LLC (“PEM” and, together with PWM, the “Advisers”) have no present intention of changing the way that the Funds are managed in response to this Proposal. Proposal 4 asks shareholders of Trust I Funds and the only Trust III Fund, Pax Ellevate Global Women’s Index Fund, to approve a proposal to authorize PWM and PEM, respectively, to enter into and materially amend investment sub-advisory agreements, with the approval of the Board, but without obtaining additional shareholder approval. The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such Proposals:

Proposal	Description of Proposal	Funds Entitled to Vote
Proposal 1a	To elect Adrian P. Anderson, Anne M. Goggin, Cynthia Hargadon, D’Anne Hurd, Joseph F. Keefe, John L. Liechty, Laurence A. Shadek and Nancy S. Taylor to serve as Trustees of Trust I.	Trust I Funds only
Proposal 1b	To elect Adrian P. Anderson, Anne M. Goggin, Cynthia Hargadon, D’Anne Hurd, Joseph F. Keefe, Sallie Krawcheck, John L. Liechty and Nancy S. Taylor to serve as Trustees of Trust III.	Pax Ellevate Global Women’s Index Fund
Proposal 2	To approve the change in the investment objective of Pax Balanced Fund, Pax ESG Beta Quality Fund and Pax High Yield Bond Fund from fundamental to non-fundamental.	Pax Balanced Fund, Pax ESG Beta Quality Fund and Pax High Yield Bond Fund
Proposal 3	To approve an amendment to the Funds’ fundamental investment restriction on lending.	All Funds
Proposal 4	To authorize the Advisers to enter into and materially amend investment sub-advisory agreements, with the approval of the Board, but without obtaining additional shareholder approval.	All Funds
Proposal 5	To transact such other business as may properly come before the Meeting and any adjournment thereof.	All Funds

With respect to Proposal 1a and Proposal 1b, shareholders of Trust I Funds will vote together as a single class and shareholders of the only Trust III Fund, Pax Ellevate Global Women’s Index Fund, will vote together as a single class, respectively. With respect to Proposals 2, 3 and 4, shareholders of a Fund will vote together as a single class.

Timely, properly-executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Trustees as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or e-mail by officers and Trustees of your Fund, officers and employees of PWM and other representatives of your Fund (who will receive no compensation therefor in addition to their regular compensation). In addition, Computershare has been retained to assist in the solicitation of proxies of shareholders of the Trusts at a cost that is not expected to exceed $532,653.00, although actual costs may be substantially higher. The Funds will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds’ shareholders.

A copy of each Trust’s semi-annual and annual reports may be obtained, without charge, by writing to Pax World Management LLC at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801, telephoning PWM at 800-767-1729 (toll-free), visiting the PWM website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Shareholders of record at the close of business on March 17, 2017 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

PROPOSAL 1. ELECTION OF TRUSTEES

(All Funds)

The purpose of this Proposal is to elect Trustees to serve on the Trust’s Board. It is intended that the accompanying proxy will be voted for the election as Trustees of the nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, will be elected.

The Governance and Compliance Committee of the Board screens and selects members of the Board and consists solely of Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act. The Governance and Compliance Committee has nominated for election by shareholders Adrian P. Anderson, Anne M. Goggin, Cynthia Hargadon, D’Anne Hurd, Joseph F. Keefe, John L. Liechty, Laurence A. Shadek and Nancy S. Taylor to serve as Trustees of Trust I. The Governance and Compliance Committee also has nominated for election by shareholders Mr. Anderson, Ms. Goggin, Ms. Hargadon, Ms. Hurd, Mr. Keefe, Sallie Krawcheck, Mr. Liechty and Ms. Taylor to serve as Trustees of Trust III. The Board has nominated these individuals as Trustees of the relevant Trust (the “Trustee Nominees”). Information regarding each of the nominees appears in the following pages. The Board recommends that you vote in favor of their election.

Each Board currently consists of seven Trustees (the “Current Trustees”). Five of the Current Trustees on each Board, including the chairman of each Board, are not “interested persons” (as that term is defined in the 1940 Act) of the Trusts (each a “Disinterested Trustee”). Two of the Current Trustees on each Board, Messrs. Keefe and Shadek for Trust I and Mr. Keefe and Ms. Krawcheck for Trust III, are “interested persons” of the Trust by reason of their affiliation with PWM and PEM, respectively (each an “Interested Trustee”).

Ms. Goggin is the only Trustee Nominee who is not currently serving as a Trustee of either Trust. The Governance and Compliance Committee believes that it is desirable to fill the vacancy on each Board following the retirement of Louis F. Laucirica in 2016. In part due to her recent experience as a Trustee for another mutual fund complex that has since merged into funds overseen by another board, Ms. Goggin has been nominated by the Governance and Compliance Committee to fill such vacancy for each Trust.

Each Trustee Nominee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be nominated to serve as a Trustee. Below is a summary of each Trustee Nominee’s professional experience and additional considerations that contributed to each Board’s conclusion that such Trustee should be nominated to serve as a Trustee of the relevant Trust:

Interested Trustee Nominees

Joseph F. Keefe —Mr. Keefe has substantial experience with companies engaged in socially responsible investing, and previously served on the Board of Directors of the Social Investment Forum, a trade association representing socially responsible investment professionals and asset managers. Mr. Keefe also has served in executive capacities and/or as a member of the boards of various organizations. Mr. Keefe is the Chief Executive Officer and President of PWM and is the Chief Executive Officer of PEM.

Sallie Krawcheck (Trust III only) —Ms. Krawcheck has significant financial and management experience, having served as executive officer, including Chief Executive Officer and Chief Financial Officer, of several public and private financial institutions over the past 15 years. Ms. Krawcheck is the Chair of the Board of PEM.

Laurence A. Shadek (Trust I only) —Mr. Shadek has significant investment experience as a private investor. Mr. Shadek also has significant management experience, having served as an executive officer of a brokerage company for more than two decades. Mr. Shadek is the Chairman of the Board of PWM.

Disinterested Trustee Nominees

Adrian P. Anderson — Mr. Anderson has several decades of investment and oversight experience with plan sponsors and investment management organizations.  He is co-founder and CEO of an investment management and consulting firm for the past 15 years.  Mr. Anderson is also a Certified Public Accountant.

Anne M. Goggin – Ms. Goggin has significant executive experience, including service as chief executive officer of an investment advisory firm, and her professional training and experience as an attorney, including in the investment management practice area. She also had significant prior service as a board member and board chair of other mutual fund complexes.

Cynthia Hargadon — Ms. Hargadon has more than two decades of investment experience, having served in executive positions in investment management and investment consulting for various companies. Ms. Hargadon also has significant experience with investment company oversight, having served as a member of the boards of various investment companies. Ms. Hargadon is a member of the Governing Council of the Independent Directors Council (an organization serving the independent directors of mutual funds).

D’Anne Hurd — Ms. Hurd has more than two decades of management and financial experience, having served in executive roles and as a board member and board consultant for numerous companies in a diverse range of industries. Ms. Hurd has substantial expertise in regulatory compliance, risk management and corporate governance. She also has a legal background, having practiced corporate and securities law for eight years.

John L. Liechty — Mr. Liechty has significant experience in investment company management, operations and oversight, having served as President and CEO of a socially responsible/ESG mutual fund for more than eleven (11) years.  Mr. Liechty served as a member of the board of directors of the U.S. SIF: The Forum for Sustainable and Responsible Investment, the leading industry voice advancing sustainable, responsible and impact investing.  He also serves on two investment committees of college/university and community foundation endowments.  Mr. Liechty is a CERTIFIED FINANCIAL PLANNER™ and Chartered Financial Consultant®.

Nancy S. Taylor — Ms. Taylor has significant organizational oversight experience, including as senior minister and chief executive officer of Old South Church in Boston, as a member of the Advisory Board of Yale Divinity School and as the Chair of the Board of Trustees of Andover Newton Theological School. Ms. Taylor also has substantial tenure on each Board, having served on the Board of Trust I or its predecessors since 1997 and Trust III since its inception.

The Trustee Nominees set forth in the first table below are Interested Trustees by virtue of their position or affiliation with PWM and/or PEM. The Trustee Nominees in the second table below are or will be Disinterested Trustees and are not considered “interested persons” of the relevant Trusts, as they have no affiliation with PWM or PEM. Each Trustee Nominee has agreed to serve as a Trustee if elected. However, if any of them is unable to serve or for good cause will not serve, it is the Trustees’ intention that proxies that do not contain specific restrictions to the contrary will be voted for alternative candidates in accordance with the judgment of the persons named as proxies in the enclosed proxy card. If elected, each Trustee Nominee will serve until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or as otherwise provided in the By-laws of the Trusts. In addition, the Trusts have designated a mandatory retirement age of 75, subject to the right of the Board to grant one or more extensions of one year each on an annual basis. Neither the Agreement and Declaration of Trust of Trust I nor the Agreement and Declaration of Trust of Trust III provides for the annual election of Trustees. Unless otherwise indicated, the business address of the persons listed below is c/o Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Interested Trustee Nominees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee	Number of Funds in the Pax World Fund Family Overseen by Trustee
Laurence A. Shadek (68)	Trust I: Trustee (since 2006)	Chairman of the Board of PWM (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor organization (1986-present); Trustee of Pax World Funds Trust II (2008-2014); member of the Board of Trustees of Franklin & Marshall College (1998-present).	10
Joseph F. Keefe (64)	Trust I: Trustee, Chief Executive Officer (since 2006) Trust III: Trustee, Chief Executive Officer (since 2013)
Chief Executive Officer (2005-present) and President (2006-present) of PWM; Chief Executive Officer of PEM (2014-present); Trustee and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Boards of Directors of On Belay (2006-2011) and Americans for Campaign Reform (2003- 2014); Chair of the Board of Women Thrive Worldwide (2009-present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-present); Co-Chair of the Advisory Board of the Rudman Center for Justice, Leadership and Public Policy, University of New Hampshire School of Law (2015-present).
			11
Sallie Krawcheck (52)	Trust III: Trustee (since 2014)	Chair of PEM (2014-present); Owner, Ellevate Network (2013-present); Director, 2U (2014-present); Director, Motif Investing (2012-2014); President, Bank of America Wealth Management (2009-2011); Chief Executive Officer, Citi Wealth Management (2007-2008); Chief Financial Officer, Citi (2005-2007); Chief Executive Officer, Smith Barney (2002-2005); Chief Executive Officer, Sanford C. Bernstein & Co. (2001-2002).	1

Disinterested Trustee Nominees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen/to be Overseen by Trustee
Adrian P. Anderson (63)[2]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Chief Executive Officer of North Point Advisors, LLC (2004-present); Consultant of Gray and Co. (1999-2004).	11
Anne M. Goggin (68)[3]	Trustee Nominee for Trust I and Trust III	Trustee of RS Investment Trust and RS Variable Products Trust (2006 -2016; Chair November 2007 – September 2012); attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	11
Cynthia Hargadon (62)[4]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Consultant and Partner of North Point Advisors, LLC (2010-present); Managing Director of CRA Rogers Casey (2006-2010).	11
D’Anne Hurd (67)[2]	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)	Independent Governance Consultant and Private Investor (2010-present), Chairman of the Board – Monzite Corporation (2013-present), Member of the Board of Directors, Audit (Chair) and Compensation Committees – Peckham Industries, Inc. (2013-present), Member of the Board of Directors, Audit and Compensation Committees – Hiperos, LLC (2011-2014), Member of the Board of Directors, Governance (Chair), Audit and Compensation Committees, Micronetics, Inc. (Nasdaq: NOIZ) (2006-2012), Business Advisory Board Member - Myomo, Inc. (2012-present).	11
John L. Liechty (63)[4]	Trust I: Chairman of the Board of Trustees (since 2014); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Trustee of Pax World Funds Trust II (2009-2014); Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning (2010-present); President and CEO, Praxis Mutual Funds (1997-2008).	11

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen/to be Overseen by Trustee
Nancy S. Taylor (62)[4]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Minister & CEO, Old South Church in Boston (2005 – present); Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009-present); Board of Managers, Old South Meeting House (2005-present); Trustee Emeritus, Benjamin Franklin Institute of Technology.	11

[1]	A Trustee of the Funds holds office until a successor is chosen and qualified.
[2]	Designates a member of the Audit Committee.
[3]
Ms. Goggin was made a Trustee Nominee effective March 9, 2017. Ms. Goggin does not currently serve as a Trustee of the Trusts and is standing for election at the Meeting. Ms. Goggin has been nominated to stand for election by the Board of each Trust.

[4]	Designates a member of the Governance and Compliance Committee.

Ownership of Shares in the Pax World Fund Family

The following table shows the dollar range of shares beneficially owned by the Trustee Nominees in each Fund and in any investment company overseen by the Trustee in the Pax World Fund Family as of December 31, 2016:

Fund	Interested Trustee Nominees			Disinterested Trustee Nominees
	Laurence A. Shadek	Joseph F. Keefe	Sallie Krawcheck	Adrian P. Anderson	Cynthia Hargadon	D'Anne Hurd	John L. Liechty	Nancy S. Taylor	Anne M. Goggin
Large Cap Fund	[N/A]	[N/A]	[N/A]	[N/A]	[N/A]	[N/A]	N/A	[N/A]	[ ]
Mid Cap Fund	[N/A]	[N/A]	[N/A]	[N/A	[N/A	[N/A	N/A	[N/A]	[ ]
Small Cap Fund	[$10,001- $50,000]	[$50,001- $100,000]	[N/A]	[$10,001- $50,000]	[$10,001- $50,000]	[$1- $10,000]	$10,001- $50,000	[$1- $10,000]	[ ]
ESG Beta Quality Fund	[Over$100,000	[$1- $10,000]	[N/A]	[$1- $10,000]	[$1- $10,000]	[None]	$10,001- $50,000	[$10,001- $50,000]	[ ]
ESG Beta Dividend Fund	[N/A	[N/A]	[N/A]	[N/A]	[N/A]	[N/A]	N/A	[N/A]	[ ]
International Index Fund	[None	[$1- $10,000]	[N/A]	[None]	[None]	[None]	$10,001- $50,000	[None]	[ ]
Global Women's Index Fund	[N/A	[$50,001- $100,000]	[$10,001- $50,000]	[$1- $10,000]	[$1- $10,000]	[$1- $10,000]	$10,001- $50,000	[$1- $10,000]	[ ]
Global Environmental Markets Fund	[None	[$50,001- $100,000]	[N/A]	[$10,001- $50,000]	[None]	[$1- $10,000]	$50,001- $100,000	[None]	[ ]
Core Bond Fund	[N/A	[N/A]	[N/A]	[N/A]	[N/A]	[N/A]	N/A	[N/A]	[ ]
High Yield Bond Fund	[Over $100,000]	[$10,001- $50,000]	[N/A]	[$10,001- $50,000]	[None]	[None]	Over $100,000	[None]	[ ]
Balanced Fund	[Over $100,000]	[None]	[N/A]	[None]	[$10,001- $50,000]	[None]	$50,001- $100,000	[Over $100,000]	[ ]
Aggregate Across the Pax World Fund Family	[Over $100,000]	[Over $100,000]	[$10,001- $50,000]	[$10,001- $50,000]	[$10,001- $50,000]	[$10,001- $50,000]	Over $100,000	[Over $100,000]	[ ]

Compensation of Trustees

The Trusts pay each Disinterested Trustee an annual retainer of $[23,000] ($[37,500] for the Chairman of the Board, and $[28,800] for the Chairs of the Audit and Governance and Compliance Committees). In addition, the Trusts together pay each Disinterested Trustee a fee of $[5,750] for attendance at each meeting of the Board. Trustees are also reimbursed for their travel expenses for attending meetings of the Board. In addition, the Trusts together pay $[3,000] to each member of the Audit Committee for attendance at each Audit Committee meeting, and $[3,000] to each member of the Governance and Compliance Committee for attendance at each Governance and Compliance Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Attendance fees are paid at half the normal rate for telephonic meetings. Other than the foregoing amounts, Trustees do not receive compensation from the Trusts for services performed as a Trustee. Messrs. Shadek and Keefe and Ms. Krawcheck, as Interested Trustees, are not paid compensation by the Funds.

The following table sets forth compensation information (excluding travel expenses) relating to the Trustee Nominees of the Trusts for the year ended December 31, 2016:

	Interested Trustees			Disinterested Trustees
Fund	Laurence A. Shadek	Joseph F. Keefe	Sallie Krawcheck	Adrian P. Anderson	Cynthia Hargadon	D'Anne Hurd	John L. Liechty	Nancy S. Taylor	Anne M. Goggin[3]
ESG Beta Quality Fund	N/A	N/A	N/A	[ ]	[ ]	[ ]	[ ]	[ ]	N/A
ESG Beta Dividend Fund[1]	N/A	N/A	N/A	[ ]	[ ]	[ ]	[ ]	[ ]	N/A
Large Cap Fund[1]	N/A	N/A	N/A	[ ]	[ ]	[ ]	[ ]	[ ]	N/A
Mid Cap Fund[1]	N/A	N/A	N/A	[ ]	[ ]	[ ]	[ ]	[ ]	N/A
Small Cap Fund	N/A	N/A	N/A	[ ]	[ ]	[ ]	[ ]	[ ]	N/A
Balanced Fund	N/A	N/A	N/A	[ ]	[ ]	[ ]	[ ]	[ ]	N/A
International Index Fund	N/A	N/A	N/A	[ ]	[ ]	[ ]	[ ]	[ ]	N/A
Global Environmental Markets Fund	N/A	N/A	N/A	[ ]	[ ]	[ ]	[ ]	[ ]	N/A
Global Women's Index Fund	N/A	N/A	N/A	[ ]	[ ]	[ ]	[ ]	[ ]	N/A
Core Bond Fund[1]	N/A	N/A	N/A	[ ]	[ ]	[ ]	[ ]	[ ]	N/A
High Yield Bond Fund	N/A	N/A	N/A	[ ]	[ ]	[ ]	[ ]	[ ]	N/A
Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Cash Compensation from Pax World Fund Family[2]	$0	$0	$0	[ ]	[ ]	[ ]	[ ]	[ ]	N/A

[1]
Pax Mid Cap Fund commenced operations as of March 31, 2016. Pax Large Cap Fund, Pax ESG Beta Dividend Fund and Pax Core Bond Fund commenced operations as of December 12, 2016. Therefore, compensation for each of these Funds is estimated for their initial fiscal year ending December 31, 2017.

[2]	The Pax World Fund Family consists of the series of Trust I and Trust III.

[3]
Ms. Goggin was made a Trustee Nominee effective March 9, 2017, and as such has no compensation prior to such date. Ms. Goggin receives compensation from the Funds for serving as a Trustee Nominee at an annual rate of [$58,000].

Board Structure

Each Board is responsible for overseeing the management and operations of the relevant Trust. Each Board currently consists of seven Trustees who have varied backgrounds, experience and skills. Five of the Trustees, including the chairman of each Board, are Disinterested Trustees. Two of the Trustees of Trust I, Messrs. Shadek and Keefe, are “interested persons” of the Trust by reason of their affiliation with PWM. Two of the Trustees of Trust III, Ms. Krawcheck and Mr. Keefe, are “interested persons” of the Trust by reason of their affiliation with PEM. Each Board has two standing committees, each composed exclusively of Disinterested Trustees, which are integral to the Funds’ overall governance and risk management structure. The committees include the Audit Committee and the Governance and Compliance Committee. The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Governance and Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. Each Disinterested Trustee serves on only one committee, which the Board believes allows each Disinterested Trustee to better develop an expertise in the matters for which his or her committee is responsible. During the fiscal year ended December 31, 2016, the Audit Committee convened three times and the Governance and Compliance Committee convened three times.

PWM and PEM serve as investment adviser to the relevant Funds pursuant to an investment advisory agreement between the Adviser and the relevant Trust. The Advisers, subject to the supervision of the relevant Board, are responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies, and also are responsible for management of the risks that arise from the Funds’ investments and operations. Each Board oversees the Adviser that manages the assets of the respective Trust. Each Board decides upon matters of general policy. Each Board’s role is one of oversight, not active management. This oversight extends to the Funds’ risk management processes. In addition, each Board committee oversees the relevant Adviser’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, each Board and its committees receive a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws and the Funds’ financial accounting and reporting. Each Board and its committees meets periodically with officers of the relevant Funds and Advisers. Each Board and its Governance and Compliance Committee also meets periodically with the Funds’ chief compliance officer, who also serves as chief compliance officer of the relevant Adviser, to receive reports regarding the compliance of the Funds and the relevant Adviser with the federal securities laws and their internal compliance policies and procedures. In addition, the Boards meet periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

In considering and evaluating candidates for election as disinterested trustees of a Trust, the Governance and Compliance Committee (a) strives to achieve and maintain diversity of membership on the Board including (but not limited to) diversity of race, gender, culture, thought and geography, which the Board believes are key attributes of a well-functioning board, and (b) the Governance and Compliance Committee may take into account a wide variety of other factors, including (but not limited to):  (i) availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) the percentage of the Board represented by Disinterested Trustees and whether a candidate would qualify as a Disinterested Trustee under the 1940 Act, (viii) the extent of the candidate’s commitment to the mission of the Funds and environmental, social and governance investing, and (ix) such other factors as the Committee deems appropriate. The Governance and Compliance Committee also will consider nominees to the Board recommended by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Shareholder recommendations must be submitted in writing to the Trusts, to the attention of the Secretary, at the address of the principal executive offices of the Trusts. Recommendations should be submitted in accordance with the procedures set forth in the Governance and Compliance Committee Charter and those recommendations not properly submitted will not be considered by the Governance and Nominating Committee. The Governance and Compliance Committee Charter is attached hereto as Exhibit C.

The Boards review their leadership structure periodically and believe that such structure is appropriate to enable each Board to oversee the relevant Funds. In particular, each Board believes that having a Disinterested Trustee serve as the chairman of the Board and as the chair of each committee promotes independence from the relevant Adviser in setting agendas and conducting meetings. Each Board believes that its committee structure makes its oversight more efficient and effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

Communications to the Boards of Trustees may be addressed to the relevant Trust as follows: Board of Trustees, c/o John L. Liechty, Chairman of the Board, 30 Penhallow Street, Suite 400, Portsmouth, NH 03801; communications to an individual Trustee may be addressed to such member, 30 Penhallow Street, Suite 400, Portsmouth, NH 03801. A copy of all communications addressed to the Board of Trustees as a whole shall be provided to each member of the Board of Trustees. Each Trust reserves the right to amend this policy at any time and from time to time without prior notice to the shareholders.

Vote Required

Approval of a nominee for election as a Trustee requires the affirmative vote of holders of a plurality of the shares of each Fund of the Trusts present in person or represented by proxy at the Meeting. Shareholders of Trust I Funds will vote together as a single class and shareholders of Pax Ellevate Global Women’s Index Fund will vote together as a single class, respectively.

The Board of Trustees recommends that shareholders vote “FOR” the nominees described in this Proposal.

PROPOSAL 2. APPROVAL OF CHANGE IN THE INVESTMENT OBJECTIVE OF CERTAIN FUNDS FROM FUNDAMENTAL TO NON-FUNDAMENTAL

(Pax Balanced Fund, Pax ESG Beta Quality Fund and Pax High Yield Bond Fund only)

The chart below lists the investment objective of each Fund:

Pax Balanced Fund	The primary investment objective of the Fund is to seek income and conservation of principal.[1] As a secondary investment objective, the Fund seeks long-term growth of capital.
Pax ESG Beta Quality Fund	The investment objective of the Fund is to seek long-term growth of capital.
Pax High Yield Bond Fund	The primary investment objective of the Fund is to seek high current income. As a secondary investment objective the Fund seeks capital appreciation.

[1]	Although the Balanced Fund seeks conservation of principal, no assurance can be given that the Fund will achieve this objective, and an investment in the Fund involves the risk of loss.

The investment objective of each Fund listed above is “fundamental,” meaning that it may only be changed by a vote of shareholders of the Fund. The Board unanimously recommends that shareholders approve the proposal to make each Fund’s investment objective non-fundamental. If approved, this change would enable the Board, in the future, to further change each such Funds’ investment objective without the necessity of a shareholder vote. Non-fundamental policies may be changed only with the approval of the Board of a Fund. PWM and the Trustees recommend this change align the status of the objectives of the affected Funds with that of the objectives of other Pax World Funds. PWM has no present intention of recommending to the Board that it consider changing any of the Funds’ investment objectives as a result of this increased flexibility. However, making this change will empower the Trustees to approve changes to the Funds’ investment objectives in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. If the Trustees were to approve a change to a Fund’s non-fundamental investment objective in the future, shareholders would receive advance notice and the prospectus of the applicable Fund would be modified accordingly. If this proposal is approved, shareholders will not have the right to vote on any future change to such Funds’ investment objective.

If Proposal 1 is not adopted by a Fund’s shareholders, such Fund’s investment objective will remain fundamental and any future changes to the Fund’s investment objective will require shareholder approval.

Vote Required

Approval of Proposal 2 on behalf of Pax Balanced Fund, Pax ESG Beta Quality Fund and Pax High Yield Bond Fund requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shareholders of each Fund vote together as a single class.

The Board of Trustees recommends that shareholders vote “FOR” this Proposal.

PROPOSAL 3. APPROVAL OF AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTION ON LENDING

(All Funds)

The proposal to amend the Funds’ fundamental investment restriction on lending is intended to provide the Funds with additional flexibility on lending, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed amendment is designed to provide the Funds increased flexibility to respond to market, industry and regulatory changes. The Advisers have indicated that they have no present intention of changing in any significant way the manner in which the Funds are managed in response to this Proposal.

The 1940 Act requires registered investment companies like the Funds to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Specifically, the 1940 Act generally provides that a Fund may not, unless authorized by a vote of its shareholders, make loans to other persons except in accordance with the policy contained in its registration statement.

The following chart sets forth the existing and proposed fundamental investment restriction of the Funds with respect to lending.

	Existing Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
Lending	The Fund may not make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of a Fund’s portfolio securities.
The Fund may lend money to the extent permitted by the Investment Company Act of 1940, as amended, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or its staff.

The Trustees recommend that the Funds amend their current fundamental investment restriction on lending to allow the Funds to lend money to the extent permitted under applicable law or any applicable exemptive order or other relief. The proposed amendment would have the effect of conforming the Funds’ restriction more closely to the statutory and regulatory requirements under the 1940 Act, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the fundamental investment restriction as those requirements change.

Further, the proposed amendment to the Funds’ fundamental investment restriction on lending would provide the Funds with the flexibility to engage in interfund lending, should the Funds obtain an SEC exemptive order or should the SEC adopt a rule permitting such lending.  Under an interfund lending agreement, a Fund would lend money or borrow money for temporary purposes directly to and from another eligible Pax World Fund through a credit facility (an “Interfund Loan”), subject to meeting the conditions of the applicable exemptive order or rule. The Funds’ current fundamental investment restriction on lending would not permit the Funds to participate in Interfund Loans and, consequently, the Funds have not yet applied for an exemptive order. The Advisers and the Trustees believe that the ability to engage in interfund lending is in the best interests of the Funds. The Advisers have indicated that they have no current intention to change the way in which any Fund is managed in connection with approval of this Proposal.

The Advisers believe that the fundamental investment restriction on lending, as proposed to be amended, preserves important investor protections while providing increased flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

Vote Required

Approval of Proposal 3 on behalf of each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shareholders of each Fund vote together as a single class.

The Board of Trustees recommends that shareholders vote “FOR” this proposal.

PROPOSAL 4. APPROVAL OF AUTHORIZATION FOR PWM AND PEM TO ENTER INTO AND MATERIALLY AMEND INVESTMENT SUB-ADVISORY AGREEMENTS, WITH THE APPROVAL OF THE BOARD, BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL

(All Funds)

Under Section 15(a) of the Investment Company Act of 1940 Act, as amended (the “1940 Act”), an investment adviser to a mutual fund generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval, but the Trusts and the Advisers have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) that permits the Advisers, to do so, provided that the shareholders of the relevant Fund have authorized the Advisers to do so in reliance on that order (the “SEC Exemptive Order”). In order to obtain shareholder approval, the fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. Each Board believes that it is in the best interests of shareholders if the Board represents their interests in approving or rejecting recommendations made by the Advisers regarding sub-advisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes.  Accordingly, the Board has approved, and recommends that shareholders approve, a proposal authorizing the Advisers to enter into and materially amend investment sub-advisory agreements with sub-advisers that are not affiliated persons of the Advisers, with the approval of the Board, but without obtaining additional shareholder approval.

SEC Exemptive Order

On September 7, 2011, the SEC granted an order exempting Trust I and PWM from the federal securities law requirements to obtain shareholder approval regarding unaffiliated sub-advisers. The SEC Exemptive Order is available to all Funds that (i) are advised by PWM, or any entity controlling, controlled by or under common control with PWM, such as PEM (ii) use a “multi-manager structure,” as described in this Proposal and (iii) comply with the terms and conditions of the SEC Exemptive Order. The relief provided in the SEC Exemptive Order does not extend to any sub-adviser that is an affiliated person of a sub-advised Fund or the Advisers, other than by reason of serving as a sub-adviser to a sub-advised Fund. The SEC Exemptive Order permits the Advisers to select new sub-advisers and to materially amend investment sub-advisory agreements, with the approval of the Board, but without obtaining shareholder approval, provided shareholders approve the Advisers’ authority to take such action.

Under the SEC Exemptive Order, the Trusts and the Advisers are subject to several conditions imposed by the SEC to ensure that the interests of the relevant Funds’ shareholders are adequately protected. Among these conditions are that within ninety (90) days of the hiring of a new sub-adviser, shareholders of the relevant sub-advised Fund will be furnished with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Fund would otherwise have been required to send to shareholders in a proxy statement. Also, as noted above, shareholders must approve the Advisers’ authority to enter into and materially amend investment sub-advisory agreements.

Shareholder approval of this Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by the Trust I Funds or Pax Ellevate Global Women’s Index Fund to PWM or PEM, respectively.

Trustees’ Considerations Regarding Approval of Proposal 4

The Trustees believe that it is in the best interest of  the Funds and their shareholders to afford PWM and PEM the flexibility to provide investment advisory services to each relevant Fund through one or more unaffiliated sub-advisers that have particular expertise in the type of investments in which a Fund invests.

As described above, without the ability to utilize the Funds’ SEC Exemptive Order, in order for the Advisers to appoint a new sub-adviser for a Fund or modify a Fund’s sub-advisory agreement materially, the relevant Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, the Advisers would be able to act more quickly to appoint a new sub-adviser if and when the relevant Board and PWM or PEM, as applicable, believe that the appointment would benefit a Fund. The Trustees believe that granting the Advisers (subject to review and approval by the relevant Board) maximum flexibility to select unaffiliated sub-advisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow each Fund to operate more efficiently.

In addition, the Trustees believe that it is appropriate to vest the selection of sub-advisers in the Advisers (subject to review and approval by the relevant Board) in light of the Advisers’ investment advisory expertise and their experience in selecting sub-advisers. The Trustees believe that if it becomes appropriate to add or change a sub-adviser to your Fund, it can access this expertise and experience in ways that can add value to the Fund and its shareholders.

Finally, Trustees believe that they will retain sufficient oversight of each Fund’s investment sub-advisory arrangements to seek to ensure that shareholders’ interests are protected whenever the Advisers select a sub-adviser or modify an investment sub-advisory agreement materially. The Board will continue to evaluate and to approve all proposed investment sub-advisory agreements, as well as any proposed modifications to existing sub-advisory agreements. In doing so, the Trustees will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment sub-advisory agreement. As with each Fund’s investment advisory agreement, the terms of each investment sub-advisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

Vote Required

Approval of Proposal 4 on behalf of each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shareholders of each Fund vote together as a single class.

The Board of Trustees recommends that shareholders vote “FOR” this proposal.

OTHER INFORMATION

Information about the Advisers

Pax World Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801, is the adviser to the Trust I Funds. PWM succeeded to the business of Pax World Management Corp. on January 1, 2010. Pax World Management Corp. was originally organized in 1970. 75% of PWM’s capital stock is currently owned Pax World Management Corp. As a result, Pax World Management Corp. may be deemed to “control” PWM.

Pax Ellevate Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801, is the adviser to the Pax Ellevate Global Women’s Index Fund. More than half of PEM’s capital stock is currently owned by PWM, and more than 25% is currently owned by Ellevate Asset Management LLC. As a result, PWM and Ellevate Asset Management LLC may be deemed to “control” PEM. 75% of the capital stock of PWM is currently owned by Pax World Management Corp. All of the capital stock of Ellevate Asset Management LLC is currently owned by Krawcheck Holdings, which is owned by Ms. Krawcheck.

Information about Other Service Providers

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with each Trust. The Distributor has no obligation to buy the Fund’s shares, and purchases the Fund’s shares only upon receipt of orders from authorized financial services firms or investors.

Payment of Expenses

The Funds will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. These expenses are expected to be approximately $532,653.00.

Outstanding Shares and Beneficial Ownership of Shares

All shareholders of record at the close of business on March 17, 2017 are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in Exhibit A lists for each Fund the total number of shares outstanding as of the close of business on March 17, 2017, for each class of a Fund’s shares entitled to vote at the Meeting.

The table in Exhibit B lists each holder of more than 5% of any class of shares of each Fund as of the close of business on March 17, 2017. The Trustees and officers of the Trusts, together as a group, beneficially owned less than 1% of the outstanding shares of any class of shares of a Fund as of December 31, 2016.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Funds’ annual report for the fiscal year ended December 31, 2016, shareholders may call (800) 372-7827, write to the Funds at: P.O. Box 55370, Boston, MA 02205-5370, or visit the Funds’ website at www.paxworld.com.

Submission of Shareholder Proposals

The Trusts are organized as open-end management investment companies under the laws of the Commonwealth of Massachusetts. As such, the Trusts are not required to, and do not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of each Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the relevant Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the proxy solicitor, Computershare, toll-free at (866) 612-1829. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trusts, who will receive no compensation therefor in addition to their regular compensation for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Funds.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the inspector of elections at the Meeting. Thirty percent (30%) of the shares of a Fund or the Trust as a whole entitled to vote constitutes a quorum of a Fund or the Trust as a whole, respectively.

For purposes of determining the presence of a quorum, abstentions or “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as present. A quorum of shareholders of a Fund is required to take action at the Meeting on Proposals affecting such Fund. Separately, a quorum of shareholders of a Trust is required to take action on the election of the Trustee Nominees to each Board.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.  Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy, whether or not a quorum is present. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. The Fund will bear the costs of any additional solicitation or any adjourned sessions.

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. With respect to Proposals 1a and 1b, abstentions and broker non-votes will have no effect on the outcome of the vote. Abstentions and broker non-votes will have the same effect as a vote against Proposals 2, 3 and 4 in respect of each Fund entitled to vote thereon.

No business other than the matters described above are expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment.

Executive Officers

The following table provides information about the current executive officers of the Trusts. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer’s principal occupation is an employee or officer of the Trusts or its affiliates. None of the officers listed below receive compensation from any of the Funds.

Officers Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Officer
Joseph F. Keefe (64)	Trust I: Trustee, Chief Executive Officer (since 2006) Trust III: Trustee, Chief Executive Officer (since 2013)
Chief Executive Officer (2005-present) and President (2006-present) of PWM; Chief Executive Officer of PEM (2014-present); Trustee and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Boards of Directors of On Belay (2006-2011) and Americans for Campaign Reform (2003- 2014); Chair of the Board of Women Thrive Worldwide (2009-present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-present); Co-Chair of the Advisory Board of the Rudman Center for Justice, Leadership and Public Policy, University of New Hampshire School of Law (2015-present).

John Boese (54)	Trust I: Chief Compliance Officer (since 2006) Trust III: Chief Compliance Officer (since 2013)
Chief Compliance Officer of PWM (2006-present) and of PEM (2014-present); Chief Compliance Officer of Pax World Funds Trust II (2008-2014); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000-2006).

Maureen Conley (55)	Trust I: Secretary (since 2006) Trust III: Secretary (since 2013)	Senior Vice President of Shareholder Services/Operations (2005-present) for PWM; Secretary of Pax World Funds Trust II (2008-2014).
Alicia K. DuBois (57)	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)
Chief Financial Officer for PWM (2006-present) and for PEM (2014-present); Treasurer for Pax World Funds Trust II (2008-2014); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006).

Robert Silva (51)	Trust I: Assistant Treasurer (Since 2015) Trust III: Assistant Treasurer (Since 2015)
Senior Vice President, Fund Accounting and Fund Administration, Huntington Asset Services, Inc. (September 2010 to August 2014); Treasurer and Chief Financial Officer, Unified Series Trust (June 2011 to August 2014); Treasurer and Chief Financial Officer, Capitol Series Trust (September 2013 to August 2014); Treasurer, The Huntington Funds Trust (November 2010 to November 2013); Treasurer, Huntington Strategy Shares (November 2010 to November 2013); Treasurer and Chief Financial Officer, Dreman Contrarian Funds (March 2011 to February 2013); Treasurer, Valued Advisers Trust (February 2013 to December 2013).

EXHIBIT A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund Name	Individual Investor Class	Institutional Class	Class A	Class R
Pax Balanced Fund
Pax Core Bond Fund
Pax High Yield Bond Fund
Pax Large Cap Fund
Pax Mid Cap Fund
Pax Small Cap Fund
Pax Global Environmental Markets Fund
Pax ESG Beta Quality Fund
Pax ESG Beta Dividend Fund
Pax MSCI International ESG Index Fund
Pax Ellevate Global Women’s Index Fund

A-1

EXHIBIT B

BENEFICIAL OWNERSHIP OF SHARES

PAX BALANCED FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX CORE BOND FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX HIGH YIELD BOND FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX LARGE CAP FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX MID CAP FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
B-1

PAX SMALL CAP FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX ESG BETA QUALITY FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX ESG BETA DIVIDEND FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX MSCI INTERNATIONAL ESG INDEX FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

PAX ELLEVATE GLOBAL WOMEN’S INDEX FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trusts’ transfer agent.
B-2

EXHIBIT C

Pax World Funds Series Trust I

Pax World Funds Series Trust III

Governance and Compliance Committee Charter

(Adopted as of February 6, 2006, and last amended as of March 17, 2015)

The Board of Trustees (the “Board”) of Pax World Funds Series Trust I and Pax World Funds Series Trust III (the “Trusts”) have adopted this Charter to govern the activities of the Governance and Compliance Committee (the “Committee”) of the Board.

Statement of Purposes and Responsibilities

The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees are to be elected, and (iii) considering and evaluating such candidates and recommending trustee nominees for the Board’s approval.

In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board, which may be based on developments in the mutual fund industry and practices used by other comparable fund complexes.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Trusts to Board members (the “Independent Trustees”) who are not “interested persons” of the Trusts, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Committee is also responsible for advising and making recommendations to the Board concerning its oversight of regulatory and fiduciary compliance matters involving each series of the Trusts (each such series a "Fund" and, collectively, the "Funds"), as well as Fund related compliance activities of the Funds’ investment adviser, Pax World Management LLC (“PWM”), and the principal underwriter, administrator (if any) and transfer agent of the Funds (together, “Applicable Fund Service Providers”). The Committee is also responsible for advising and making recommendations to the Board concerning its oversight of PWM’s Sustainability Research Department and the Department’s process for evaluating securities for purchase by the Funds.

Organization and Governance

The Committee shall be comprised of not fewer than three of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

One or more members of the Committee may be designated by the Board as the Committee’s chair or co-chair, as the case may be. The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

The Committee will ordinarily meet in connection with all regularly scheduled Board meetings and otherwise as and when the Committee or the Board determines necessary or appropriate in accordance with the Trusts’ Bylaws. The Chair of the Trustees, the chair or vice chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and to send notice thereof or to direct that such notice be sent.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee include:

Nomination

1. To determine requisite standards or qualifications for trustee nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

2. To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees are to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Trusts’ current Trustees, (ii) the Trusts’ officers, (iii) the Trusts’ investment adviser(s), (iv) the shareholders of a Fund (see Item 4 below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Trusts’ expense to identify potential candidates.

3. To consider and to evaluate candidates identified in Item 2 above and to recommend trustee nominees for the Board’s approval. In considering and evaluating candidates, (a) the Committee shall strive to achieve and maintain diversity of membership on the Board, including (but not limited to) diversity of race, gender, culture, thought and geography, which the Board believes are key attributes of a well functioning board, and (b) the Committee may take into account a wide variety of other factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, (viii) the extent of the candidate’s commitment to the mission of the Funds and ESG investing, and (ix) such other factors as the Committee deems appropriate.

4. To consider and to evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Governance

1. To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable in the size of the Board or any committee thereof.

2. To make recommendations to the Board from time to time as to the establishment of any new committees of the Board or changes in the powers, duties or composition of any existing committee.

3. To make recommendations to the Board regarding Board and committee meeting procedures, including the appropriateness and adequacy of the information supplied to the Trustees in connection with such meetings.

Compensation

1. To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Trusts to the Independent Trustees for their services on the Board and any committees of the Board.

2. In formulating the Committee’s recommendations in Item 1 above, to periodically (and at least annually) to review and to assess the compensation and any related benefits paid or provided by the Trusts to the Independent Trustees based upon facts and circumstances applicable to the Trusts, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

Compliance

1. To advise and make recommendations to the Board concerning its oversight of regulatory and fiduciary compliance matters involving the Trusts and the Funds, as well as Fund-related compliance activities of PWM and other Applicable Fund Service Providers. Principal areas of compliance with respect to which the Committee will advise and make recommendations include: (i) federal securities laws governing the Funds and Applicable Fund Service Providers, (ii) potential conflicts of interest involving PWM and other affiliated persons, (iii) the Code of Ethics applicable to the Funds and PWM, (iv) Fund disclosure documents, including prospectuses, proxies and shareholder reports, (v) PWM’s fiduciary duties to Fund shareholders and (vi) other compliance areas identified by the Board from time to time as appropriately falling principally within the scope of the Committee’s functions.

2. To recommend to the Board the allocation of compliance responsibilities among the Board and its committees, and to keep apprised of and coordinate with the full Board and other committees with respect to specific areas of compliance overseen directly by another committee, including Fund audit-related matters.

3. To review and make recommendations to the Board regarding the scope and contents, implementation and administration of the Funds’ compliance policies and procedures adopted by the Board in accordance with applicable law, as well as compliance policies and procedures of PWM and other Applicable Fund Service Providers required to be approved by the Board (together, “Compliance Policies and Procedures”).

4. To advise the Board regarding the retention, compensation and evaluation of the Trusts’ Chief Compliance Officer (the “CCO”). The CCO will report directly to the Committee and, in consultation with the Board, the Committee shall be primarily responsible for defining the responsibilities and overseeing the activities of the CCO on behalf of the Funds, and for serving as principal liaison between the CCO and the Board for reporting and related purposes.

5. To receive reports from and serve as principal liaison between the Board and compliance officers and related personnel of PWM and other Applicable Fund Service Providers.

Environmental, Social and Governance

1. To advise and make recommendations to the Board concerning its oversight of environmental, social and governance responsibility matters involving the Trusts and the Funds, as well as Fund-related environmental, social and governance activities of PWM and other Applicable Fund Service Providers. Principal areas of environmental, social and governance responsibility matters with respect to which the Committee will advise and make recommendations include: (i) any proposed changes to the environmental, social and governance criteria employed by the Funds, (ii) review of the process by which such criteria are applied, (iii) review of shareholder activism and proxy voting policies of the Funds, and (iv) other areas identified by the Board from time to time as appropriately falling principally within the scope of the Committee’s functions.

2. To review and make recommendations to the Board regarding the scope and contents, implementation and administration of the Funds’ environmental, social and governance responsibility criteria and related policies and procedures.

3. To receive reports from and serve as principal liaison between the Board and PWM's Director of Sustainability Research.

General

1. To make such other recommendations and reports to the Board within the scope of the Committee’s functions.

2. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Outside Resources and Assistance from Management

The appropriate officers of the Trusts shall provide or arrange to provide such information, data and services as the Committee may request. Subject to the ultimate authority of the Board, the Committee shall have the authority to engage at the Trusts’ expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities.

Annual Evaluation

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board.

Appendix A to Exhibit C

Procedures for Shareholders to Submit Nominee Candidates

(As of June 17, 2011)

A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee’s consideration:

1.	The shareholder must submit any such recommendation in writing to the Trusts, to the attention of the Secretary, at the address of the principal executive offices of the Trusts.

2.	The shareholder recommendation must include, with respect to the Trusts:

(i)          a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trusts (as defined in the Investment Company Act of 1940, as amended) and information regarding the candidate that will be sufficient for the Trusts to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchanges.

(ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii)        the recommending shareholder’s name as it appears on the Trusts’ books and the class or series and number of all shares of the Trusts owned beneficially and of record by the recommending shareholder (as evidenced to the Committee’s satisfaction by a recent brokerage or account statement); and

(iv)        a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for the election of Trustees.

PAX WORLD FUNDS SERIES TRUST I
PAX WORLD FUNDS SERIES TRUST III
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2017
PROXY SOLICITED BY THE BOARD OF TRUSTEES (the "Board")

The undersigned shareholder of the Fund or Funds named below hereby appoints Joseph F. Keefe and John A. Boese, and each of them, as proxies of the undersigned, with full power of substitution, to represent the undersigned at the Joint Special Meeting of Shareholders of the Funds to be held at 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801 on June 6, 2017, at 10:00 am, Eastern Time and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and powers thereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion. The undersigned acknowledges receipt of the notice of the meeting and the Proxy Statement, which describes in further detail the matters set forth on this proxy card.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED HEREIN UNLESS OTHERWISE INDICATED.

NOTE: If you vote by telephone or on the Internet, you do not need to return this proxy card.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Joint Special Meeting of Shareholders on June 6, 2017.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/pax-28668

PAX_28668_030817

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return it in the postage-paid envelope.

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
30 Penhallow Street, Suite 400
Portsmouth, NH 03801
on June 6, 2017

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

1a To elect the following as Trustees of Pax World Funds Series Trust I.

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Adrian P. Anderson	02. Anne M. Goggin	03. Cynthia Hargadon	☐	☐	☐
04. D'Anne Hurd	05. Joseph F. Keefe	06. John L. Liechty			
07. Laurence A. Shadek	08. Nancy S. Taylor				

To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number(s) on the line provided below.

____

1b To elect the following as Trustees of Pax World Funds Series Trust III.

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Adrian P. Anderson	02. Anne M. Goggin	03. Cynthia Hargadon	☐	☐	☐
04. D'Anne Hurd	05. Joseph F. Keefe	06. Sallie Krawcheck			
07. John L. Liechty	08. Nancy S. Taylor				

To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number(s) on the line provided below.

____

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Pax Balanced Fund	☐	☐	☐	02 Pax ESG Beta Quality Fund	☐	☐	☐
03 Pax High Yield Bond Fund	☐	☐	☐				

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Pax Balanced Fund	☐	☐	☐	02 Pax Core Bond Fund	☐	☐	☐
03 Pax ESG Beta Dividend Fund	☐	☐	☐	04 Pax ESG Beta Quality Fund	☐	☐	☐
05 Pax Global Environmental Markets Fund	☐	☐	☐	06 Pax High Yield Bond Fund	☐	☐	☐
07 Pax Large Cap Fund	☐	☐	☐	08 Pax Mid Cap Fund	☐	☐	☐
09 Pax MSCI International ESG Index Fund	☐	☐	☐	10 Pax Small Cap Fund	☐	☐	☐
11 Pax Ellevate Global Women's Index Fund	☐	☐	☐				

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Pax Balanced Fund	☐	☐	☐	02 Pax Core Bond Fund	☐	☐	☐
03 Pax ESG Beta Dividend Fund	☐	☐	☐	04 Pax ESG Beta Quality Fund	☐	☐	☐
05 Pax Global Environmental Markets Fund	☐	☐	☐	06 Pax High Yield Bond Fund	☐	☐	☐
07 Pax Large Cap Fund	☐	☐	☐	08 Pax Mid Cap Fund	☐	☐	☐
09 Pax MSCI International ESG Index Fund	☐	☐	☐	10 Pax Small Cap Fund	☐	☐	☐
11 Pax Ellevate Global Women's Index Fund	☐	☐	☐				

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

60899990010999999999

xxxxxxxxxxxxxx PAX 28668 M xxxxxxxx